                                                                EXHIBIT 10.10(f)


                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Fourth Amendment to that certain Amended and Restated Loan and Security Agreement ("Amendment") is made and entered into as of June 1, 2000, by and between Skechers U.S.A., Inc. ("Borrower") and The CIT Group/Commercial Services, Inc. ("CIT"), successor by purchase to the Commercial Services Division of Heller Financial, Inc., as Agent and as Lender ("Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth to such terms in the Amended and Restated Loan and Security Agreement.

         WHEREAS, Agent and Borrower are parties to a certain Amended and Restated Loan and Security Agreement, dated September 4, 1998 and all amendments thereto (the "Agreement"); and

         WHEREAS, Borrower and Agent desire to amend the Agreement as hereinafter set forth;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                              SECTION 1. AMENDMENT

1.1 Throughout the Agreement and in any other agreement between the parties thereto, any reference to Heller shall be deleted and CIT shall be inserted in lieu thereof.

1.2 Delete the first paragraph of subpart (A) to subsection 2.2 and substitute the following new paragraph:

         (A) Rate of Interest. All Loans shall be Base Rate Loans. The Loans and all other Obligations shall bear interest from the date such Loans are made or such other Obligations become due to the date paid at a rate per annum equal to: (a) the Base Rate minus 0.50% with respect to the Revolving Loan, Swingline Loan and other Obligations for which no other interest rate is specified, and (b) The Base Rate plus 1.0% with respect to Term Loan A (collectively, the "Interest Rate"). Any publicly announced change in the Base Rate shall result in an adjustment to the Interest Rate as of the first of the month following such change in the Base Rate.

1.3      Add the following new definition to subsection 11.1:

         "CIT" means The CIT Group/Commercial Services, Inc.

                      SECTION 2. RATIFICATION OF AGREEMENT

         2.1 To induce CIT to enter into this Amendment, Borrower represents and warrants that after giving effect to this Amendment, no violation of the terms of the Agreement exist and all representations and warranties contained in the Agreement are true, correct and complete in all material respects on and as of the date hereof.

         2.2 Except as previously set forth in this Amendment, the terms, provisions and conditions of the Agreement are unchanged, and said Agreement, as amended, shall remain in full force and effect and is hereby confirmed and ratified.

                     SECTION 3. COUNTERPARTS; EFFECTIVENESS

         This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by Borrower, Guarantor and CIT.

                            SECTION 4. GOVERNING LAW

         THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

              SECTION 5. ACKNOWLEDGMENT AND CONSENT BY GUARANTORS

         Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under its respective guaranty shall not be impaired or affected and the guaranties are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

         Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

                                        THE CIT GROUP/COMMERCIAL
                                        SERVICES, INC., as Agent and as Lender


                                        By:      /s/ WILLIAM F. ELLIOTT
                                            ------------------------------------
                                        Title:           Vice President
                                               ---------------------------------

                                        SKECHERS U.S.A., INC.
ATTEST:

   /s/   PHILIP C. PACCIONE             By:      /s/ DAVID WEINBERG
------------------------------------        ------------------------------------
                                        Title:
                                               ---------------------------------

                                        GUARANTOR:

                                        SKECHERS USA, INC. II,
                                        a Delaware corporation


                                        By:      /s/ DAVID WEINBERG
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        SKECHERS BY MAIL, INC.,
                                        a Delaware corporation


                                        By:      /s/ DAVID WEINBERG
                                            ------------------------------------
                                        Title:
                                               ---------------------------------




                                       2